UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6506

Western Asset Intermediate Muni Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset Intermediate
Muni Fund Inc.

ANNUAL REPORT

DECEMBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Intermediate
Muni Fund Inc.

Annual Report • December 31, 2006

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	5

	Schedule of Investments	6

	Statement of Assets and Liabilities	18

	Statement of Operations	19

	Statements of Changes in Net Assets	20

	Financial Highlights	21

	Notes to Financial Statements	22

	Report of Independent Registered Public Accounting Firm	30

	Financial Data	31

	Additional Information	32

	Dividend Reinvestment Plan	35

	Important Tax Information	37

Letter from the Chairman

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased to 4.82% versus 4.41% when the reporting period began. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%.

Western Asset Intermediate Muni Fund Inc.	I

Looking at the municipal market, it outperformed its taxable bond counterparts over the 12-months ended December 31, 2006. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Index[v] returned 4.84% and 4.33%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager. Western Asset Management Company (“Western Asset”) became the Fund’s subadviser under a new sub-advisory agreement between LMPFA and Western Asset. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the sub-adviser the day-to-day management of the Fund. The management fee for the Fund remains unchanged.

Prior to October 9, 2006, the Fund was known as Intermediate Muni Fund, Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity,

II             Western Asset Intermediate Muni Fund Inc.

including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our steward-ship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer January 31, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset Intermediate Muni Fund Inc.                    III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the first half of the reporting period, the bond market faced a number of challenges, including four additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, inflationary pressures and a continued economic expansion. However, as the period progressed, oil prices declined, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during their meetings in August, September, October and December 2006. All told, the municipal bond market generated positive returns during the one-year period ended December 31, 2006 and outperformed the overall taxable bond market. During that period, the Lehman Brothers Municipal Bond Indexii gained 4.84% while the Lehman Brothers U.S. Aggregate Indexiii returned 4.33%.

Performance Review

For the 12 months ended December 31, 2006, Western Asset Intermediate Muni Fund Inc. returned 6.17%, based on its net asset value (“NAV”)iv and 9.97% based on its American Stock Exchange (“AMEX”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Indexv, returned 4.84% and its Lipper Intermediate Municipal Debt Closed-End Funds Category Averagevi increased 5.99% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.438 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of December 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2006 (unaudited)

Price Per Share	12-Month Total Return
$9.76 (NAV)	6.17%
$9.00 (Market Price)	9.97%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report	1

Q.      What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Given the rising interest rate environment during much of the reporting period, we maintained a defensive approach in terms of the Fund’s maturity. As such, the Fund’s durationvii was generally shorter than its benchmark index. Overall, this proved to be beneficial, as bond prices generally fall when interest rates rise. In addition, we were able to use the proceeds from our cash flows and coupons and reinvest that money into municipal bonds offering higher coupons.

Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

What were the leading detractors from performance?

A. During the period, lower rated municipal bonds outperformed their higher quality counterparts. As a result, the Fund’s high quality bias detracted from results. In particular, not having an exposure to more speculative areas of the market hurt the Fund’s performance. In addition, during the third quarter of the year yields fell and the Fund’s shorter maturity detracted from results during this period.

Q.      Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund’s portfolio.

Looking for Additional Information?

The Fund is traded under the symbol “SBI” and its closing market price is available in most newspapers under the AMEX listings. The daily NAV is available on-line under symbol “XSBIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

2              Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Thank you for your investment in the Western Asset Intermediate Muni Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds, known as “junk bonds”, are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and sustainable pattern of international trade and payments.

ii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

iii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

vi

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

vii	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             3

Dividend Reinvestment Plan Summary

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares of the Fund you will receive in lieu of a cash payment is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), American Stock Transfer & Trust Company (“AST” or “Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 35. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-877-366-6441.

4              Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             5

Schedule of Investments (December 31, 2006)

WESTERN ASSET INTERMEDIATE MUNI FUND INC.

MUNICIPAL BONDS — 98.8%

Alabama — 3.0%

Face Amount	Rating‡	Security	Value
$3,000,000	AAA	Alabama State Public School & College Authority, FSA-Insured, 5.125% due 11/1/15	$3,118,860
1,225,000	AAA	Baldwin County, AL, Board of Education, Capital Outlay School Warrants, AMBAC-Insured, 5.000% due 6/1/20	1,304,441
179,127	AAA	Birmingham, AL, Medical Clinic Board Revenue, Baptist Medical Center, 8.300% due 7/1/08 (a)	186,754
1,000,000	AAA	Saraland, AL, GO, MBIA-Insured, 5.250% due 1/1/15	1,068,350
		Total Alabama	5,678,405
Alaska — 1.6%
1,000,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23 (b)	1,076,410
500,000	AAA	Anchorage, AK, GO, Refunding, FGIC-Insured, 6.000% due 10/1/14	575,315
1,250,000	AAA	North Slope Boro, AK, Refunding, Series A, MBIA-Insured, 5.000% due 6/30/15	1,359,850
		Total Alaska	3,011,575
Arizona — 0.3%
		Maricopa County, AZ, Hospital Revenue:
15,000	AAA	Samaritan Health Service, 7.625% due 1/1/08 (a)	15,124
444,000	AAA	St. Lukes Medical Center, 8.750% due 2/1/10 (a)	478,303
40,000	AAA	Pima County, AZ, IDA, Single-Family Housing Authority Revenue, Series A, GNMA/FNMA-Insured, FHLMC-Collateralized, 7.100% due 11/1/29 (b)(c)	40,267
		Total Arizona	533,694
Arkansas — 1.5%
1,500,000	BBB	Arkansas State Development Finance Authority Hospital Revenue, Washington Regional Medical Center, Call 2/1/10 @ 100, 7.000% due 2/1/15 (d)	1,641,660
1,000,000	BB	Warren County, AR, Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.000% due 4/1/12 (b)	1,083,930
		Total Arkansas	2,725,590
California — 4.8%
1,500,000	NR	Barona, CA, Band of Mission Indians, GO, 8.250% due 12/1/20	1,559,205
3,000,000	AA+	California State Economic Recovery, GO, Series A, 5.000% due 7/1/17	3,163,830
10,000	AAA	Loma Linda, CA, Community Hospital Corp. Revenue, First Mortgage, 8.000% due 12/1/08 (a)	10,762
		Los Angeles, CA:
1,015,000	NR	COP, Hollywood Presbyterian Medical Center, INDLC-Insured, 9.625% due 7/1/13 (a)	1,210,093
1,000,000	AAA	Union School District, Series A, MBIA-Insured, Call 7/1/13 @ 100, 5.375% due 7/1/18 (d)	1,103,760
1,450,000	AAA	Morgan Hill, CA, USD, FGIC-Insured, Call 8/1/10 @ 101, 5.750% due 8/1/17 (d)	1,570,480

See Notes to Financial Statements.

6              Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
California — 4.8% (continued)
$330,000	AAA	San Francisco, CA, Airport Improvement Corp. Lease Revenue, United Airlines, Inc., 8.000% due 7/1/13 (a)	$375,919
105,000	AAA	San Leandro, CA, Hospital Revenue, Vesper Memorial Hospital, 11.500% due 5/1/11 (a)	123,746
		Total California	9,117,795
Colorado — 5.2%
1,860,000	Aaa(e)	Broomfield, CO, COP, Open Space Park & Recreation Facilities, AMBAC-Insured, 5.500% due 12/1/20	1,976,548
		Colorado Educational & Cultural Facilities Authority Revenue Charter School:
1,000,000	BBB-	Bromley East Project, Series A, Call 9/15/11 @ 100, 7.000% due 9/15/20 (d)	1,139,630
1,155,000	AAA	Bromley School Project, XLCA-Insured, 5.125% due 9/15/20	1,256,663
1,350,000	AAA	Refunding & Improvement, University Lab School, XLCA-Insured, 5.250% due 6/1/24	1,469,866
500,000	Baa2(e)	University Lab School Project Call 6/1/11 @ 100, 6.125% due 6/1/21 (d)	549,310
710,000	BBB	Denver, CO, Health & Hospital Authority, Series A, 6.250% due 12/1/16	769,342
1,765,000	AAA	Pueblo, CO, Bridge Waterworks Water Revenue, Improvement Series A, FSA-Insured, Call 11/1/10 @ 100, 6.000% due 11/1/14 (d)	1,913,684
750,000	A	SBC Metropolitan District, CO, GO, ACA-Insured, 5.000% due 12/1/25	778,920
		Total Colorado	9,853,963
Connecticut — 3.9%
2,000,000	AA	Connecticut State HEFA Revenue, Bristol Hospital, Series B, 5.500% due 7/1/21	2,177,120
1,855,000	A	Connecticut State Special Obligation Parking Revenue, Bradley International Airport, Series A, ACA-Insured, 6.375% due 7/1/12 (b)	2,010,245
3,000,000	AAA	Connecticut State Special Tax Obligation Revenue, Series B, FSA-Insured, 5.375% due 10/1/13*	3,221,940
		Total Connecticut	7,409,305
Florida — 4.2%
150,000	AAA	Lee County, FL, Southwest Florida Regional Airport Revenue, MBIA-Insured, 8.625% due 10/1/09 (a)	161,775
3,250,000	AAA	Lee, FL, Memorial Health System, Hospital Revenue, Series A, FSA-Insured, 5.750% due 4/1/14 (f)	3,548,415
1,375,000	NR	Old Palm Community Development District, FL, Palm Beach Gardens, Series B, 5.375% due 5/1/14	1,397,096
		Orange County, FL, Health Facilities Authority Revenue:
605,000	NR	First Mortgage Healthcare Facilities, 8.750% due 7/1/11	635,262
1,500,000	A+	Hospital Adventist Health Systems, Call 11/15/12 @ 100, 6.250% due 11/15/24 (d)	1,700,745
360,000	Aaa(e)	Southern Adventist Hospital, Adventist Health Systems, 8.750% due 10/1/09 (a)	389,031
		Total Florida	7,832,324
Georgia — 5.3%
970,000	Aaa(e)	Athens, GA, Housing Authority Student Housing Lease Revenue, University of Georgia East Campus, AMBAC-Insured, 5.250% due 12/1/23	1,043,245
650,000	BBB+	Chatham County, GA, Hospital Authority Revenue, Hospital Memorial Health Medical Center, Series A, 6.000% due 1/1/17	701,447

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             7

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Georgia — 5.3% (continued)
$1,000,000	AAA	Gainesville, GA, Water & Sewer Revenue, FSA-Insured, Call 11/15/11 @ 100, 5.375% due 11/15/20 (d)	$1,077,120
3,000,000	AAA	Georgia Municipal Electric Authority Power Revenue, Refunding, Series A, FSA-Insured, 5.000% due 1/1/18 (f)	3,181,380
500,000	A+	Georgia Municipal Electric Authority, Power System Revenue, Series X, 6.500% due 1/1/12	534,445
1,000,000	AAA	Griffin, GA, Combined Public Utilities Revenue, Refunding & Improvement, AMBAC-Insured, 5.000% due 1/1/21	1,070,650
2,120,000	AAA	Metropolitan Atlanta Rapid Transit Georgia Sales Tax Revenue, Series E, 7.000% due 7/1/11 (a)	2,336,007
		Total Georgia	9,944,294
Illinois — 4.3%
535,000	C(e)	Bourbonnais, IL, Industrial Development Revenue, Refunding Kmart Corp. Project, 6.600% due 10/1/06 (g)	10,700
1,500,000	AAA	Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, FSA-Insured, 5.750% due 1/1/19 (b)	1,656,795
1,000,000	AAA	Cicero, IL, Tax Increment, Series A, XLCA-Insured, 5.250% due 1/1/21	1,082,650
970,000	AAA	Glendale Heights, IL, Hospital Revenue, Refunding Glendale Heights Project, Series B, 7.100% due 12/1/15 (a)	1,117,411
1,000,000	AA	Harvey, IL, GO, Radian-Insured, 6.700% due 2/1/09	1,000,960
430,000	BBB	Illinois Development Finance Authority, Chicago Charter School Foundation Project A, 5.250% due 12/1/12	443,399
355,000	AAA	Illinois Health Facilities Authority Revenue, Methodist Medical Center of Illinois Project, 9.000% due 10/1/10 (a)	391,206
1,310,000	AAA	Kane County, IL, GO, FGIC-Insured, 5.500% due 1/1/14	1,409,088
		Mount Veron, IL, Elderly Housing Corp., First Lien Revenue:
250,000	Ba3(e)	7.875% due 4/1/07	250,948
270,000	Ba3(e)	7.875% due 4/1/08	270,937
1,000,000	Aaa(e)	Will County, IL, GO, School District North 122 New Lenox, Capital Appreciation Refunding School, Series D, FSA-Insured, zero coupon bond to yield 5.188% due 11/1/24	461,140
		Total Illinois	8,095,234
Indiana — 0.6%
800,000	AAA	Ball State University, Indiana University Revenue, Student Fee, Series K, FGIC-Insured, 5.750% due 7/1/20	869,568
185,000	AAA	Madison County, IN, Hospital Authority Facilities Revenue, Community Hospital of Anderson Project, 9.250% due 1/1/10 (a)	199,896
		Total Indiana	1,069,464
Iowa — 1.1%
1,000,000	A-1(e)	Iowa Finance Authority, Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/20	1,073,990
835,000	AAA	Muscatine, IA, Electric Revenue, 9.700% due 1/1/13 (a)	976,340
		Total Iowa	2,050,330

See Notes to Financial Statements.

8              Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Kansas — 1.8%
$1,000,000	BBB	Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light Project, Refunding, 4.750% due 9/1/15 (c)(h)	$1,004,570
2,245,000	AA	Johnson County, KS, Union School District, Series A, Call 10/1/09 @ 100, 5.125% due 10/1/20 (d)	2,332,892
		Total Kansas	3,337,462
Louisiana — 1.2%
285,000	AAA	Louisiana Public Facilities Authority Hospital Revenue, Southern Baptist Hospital Inc. Project, Aetna-Insured, 8.000% due 5/15/12 (a)	316,897
1,690,000	AAA	Monroe, LA, Sales & Use Tax Revenue, FGIC-Insured, 5.625% due 7/1/25	1,860,200
		Total Louisiana	2,177,097
Maryland — 1.7%
1,000,000	AAA	Maryland State Health & Higher EFA Revenue, Refunding Mercy Medical Center, FSA-Insured, 6.500% due 7/1/13	1,099,620
2,000,000	AAA	Montgomery County, MD, GO, 5.250% due 10/1/14	2,159,440
		Total Maryland	3,259,060
Massachusetts — 6.6%
485,000	AAA	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09 (a)	519,193
1,130,000	Aaa(e)	Lancaster, MA, GO, AMBAC-Insured, 5.375% due 4/15/17	1,227,575
2,000,000		Massachusetts State, GO, Series D, MBIA Insured, 5.500% due 11/1/15*	2,159,460
500,000	AAA	Massachusetts State, GO, RITES, Series PA 993-R, MBIA-Insured, 6.190% due 5/1/09 (i)**	579,730
		Massachusetts State DFA Revenue:
500,000	A	Curry College, Series A, ACA-Insured, 6.000% due 3/1/20	526,530
370,000	AAA	VOA Concord, Series A, GNMA-Collateralized, 6.700% due 10/20/21	420,886
		Massachusetts State HEFA Revenue:
		Caritas Christi Obligation, Series B:
2,000,000	BBB	6.500% due 7/1/12	2,166,320
835,000	BBB	6.750% due 7/1/16	937,680
1,000,000	BBB-	Milford-Whitinsville Regional Hospital, Series D, 6.500% due 7/15/23	1,093,470
1,000,000	BBB+(j)	Winchester Hospital, Series E, Call 7/1/10 @ 101, 6.750% due 7/1/30 (d)	1,095,140
1,030,000	AAA	Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at Amherst Project, GNMA-Collateralized, 5.750% due 6/20/17 (b)	1,070,623
500,000	A3(e)	New England Education Loan Marketing Corp. Massachusetts Student Loan Revenue, Subordinated Issue H, 6.900% due 11/1/09 (b)	525,485
		Total Massachusetts	12,322,092
Michigan — 3.3%
1,775,000	AAA	Carrier Creek, MI, Drain District No. 326, AMBAC-Insured, 5.000% due 6/1/24	1,896,694
1,000,000	AAA	Jenison, MI, Public Schools GO, Building and Site, FGIC-Insured, 5.500% due 5/1/20	1,087,730
1,000,000	Aaa(e)	Memphis, MI, Community Schools GO, Call 5/1/09 @ 100, 5.150% due 5/1/19 (d)	1,033,320
1,000,000	A	Michigan State Hospital Finance Authority Revenue, Oakwood Obligated Group, 5.500% due 11/1/18	1,080,080
1,000,000	AAA	Walled Lake, MI, Consolidated School District, MBIA-Insured, 5.000% due 5/1/22	1,063,610
		Total Michigan	6,161,434

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             9

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Missouri — 1.6%
$1,000,000	AAA	Hazelwood, MO, School District, Missouri Direct Deposit Program, Series A, FGIC-Insured, 5.000% due 3/1/23 (f)	$1,066,820
405,000	A-(j)	Lees Summit, MO, IDA Health Facilities Revenue, John Knox Village, 5.750% due 8/15/11	425,513
1,000,000	Aaa(e)	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution Control, State Revolving Funds Program, Series C, 5.250% due 7/1/18	1,131,010
30,000	AAA	Missouri State Housing Development Community Mortgage Revenue, Series C, GNMA/FNMA-Collateralized, 7.450% due 9/1/27 (b)	31,075
290,000	AAA	Nevada, MO, Waterworks Systems Revenue, AMBAC-Insured, 10.000% due 10/1/10 (a)	330,203
		Total Missouri	2,984,621
Nebraska — 1.3%
		NebHELP Inc. Nebraska Revenue:
1,300,000	AAA	Series A-5A, MBIA-Insured, 6.200% due 6/1/13 (b)	1,330,641
1,000,000	AAA	Series A-6, MBIA-Insured, 6.450% due 6/1/18 (b)	1,058,960
		Total Nebraska	2,389,601
Nevada — 0.4%
		Henderson, NV, Health Care Facilities Revenue:
240,000	A-	Pre-Refunded, Catholic West, Series A, 6.200% due 7/1/09 (a)	243,012
535,000	A-	Unrefunded Balance, Catholic West, Series A, 6.200% due 7/1/09	561,739
		Total Nevada	804,751
New Hampshire — 0.5%
815,000	A	New Hampshire HEFA, Covenant Healthcare System, 6.500% due 7/1/17	911,879
New Jersey — 0.1%
150,000	AAA	Ringwood Borough, NJ, Sewer Authority Special Obligation, 9.875% due 7/1/13 (a)	178,211
New Mexico — 0.7%
1,100,000	AAA	Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC-Insured, 5.250% due 10/1/18	1,235,454
New York — 3.7%
730,000	NR	New York City, NY, IDA, Civic Facilities Revenue, Community Hospital Brooklyn, 6.875% due 11/1/10	747,279
1,760,000	AAA	New York State Dormitory Authority Revenue, Mental Health Services Facilities, 5.000% due 2/15/18	1,890,944
2,000,000	AAA	New York State Thruway Authority, Highway & Bridge, Trust Fund Revenue, Series B, AMBAC-Insured, 5.000% due 4/1/21	2,149,260
2,000,000	AA-	Tobacco Settlement Financing Corp., New York, Asset-Backed, Series C-1, 5.500% due 6/1/14	2,083,080
		Total New York	6,870,563
North Carolina — 1.3%
90,000	AAA	Charlotte North Carolina Mortgage Revenue, Refunding Double Oaks Apartments, Series A, FNMA-Collateralized, 7.300% due 11/15/07	91,165
1,000,000	BBB	North Carolina Eastern Municipal Power Agency, Power System Revenue, Series D, 6.450% due 1/1/14	1,079,670

See Notes to Financial Statements.

10            Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
North Carolina — 1.3% (continued)
$1,175,000	AAA	North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue, 10.500% due 1/1/10 (a)	$1,293,123
		Total North Carolina	2,463,958
Ohio — 6.5%
1,370,000	AAA	Cleveland, OH, Waterworks Revenue, Series K, Call 1/1/12 @ 100, 5.250% due 1/1/21 (d)	1,469,846
970,000	BBB	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project, 6.750% due 1/1/10	1,003,028
1,855,000	Aaa(e)	Highland, OH, Local School District, School Improvement, FSA-Insured, Call 12/1/11 @ 100, 5.750% due 12/1/19 (d)	2,030,279
1,000,000	Aaa(e)	Kettering, OH, City School District, School Improvement, FSA-Insured, 5.000% due 12/1/19	1,073,500
		Lake County, OH, Hospital Improvement Revenue:
165,000	AAA	Lake County Memorial Hospital Project, 8.625% due 11/1/09 (a)	178,385
95,000	NR	Ridgecliff Hospital Project, 8.000% due 10/1/09 (a)	101,431
1,500,000	BBB-	Ohio State Air Quality Development Authority Revenue, Cleveland Pollution Control, Series A, 6.000% due 12/1/13	1,543,215
3,010,000	AA+	Ohio State GO, Conservation Project, Series A, 5.250% due 9/1/13 (f)	3,198,877
		Ohio State Water Development Authority Revenue:
1,280,000	AAA	9.375% due 12/1/10 (a)(k)	1,408,192
175,000	AAA	Safe Water, Series 3, 9.000% due 12/1/10 (a)	190,552
		Total Ohio	12,197,305
Oklahoma — 0.7%
55,000	AAA	Oklahoma State Industries Authority Revenue, Hospital Oklahoma Health Care Corp., Series A, Call 5/1/07 @ 100, 9.125% due 11/1/08 (d)	55,957
215,000	BBB(j)	Tulsa, OK, Housing Assistance Corp. MFH Revenue, 7.250% due 10/1/07 (b)	215,320
		Tulsa, OK, Municipal Airport Trust Revenue, Refunding American Airlines, Series B:
500,000	B	5.650% due 12/1/08 (b)(c)(h)	507,180
500,000	B	6.000% due 12/1/08 (b)(c)(h)	510,975
		Total Oklahoma	1,289,432
Oregon — 1.0%
645,000	BBB+(j)	Klamath Falls, OR, International Community Hospital Authority Revenue, Merle West Medical Center Project, 8.000% due 9/1/08 (a)	673,812
1,200,000	NR	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.000% due 3/1/12 (b)	1,255,656
		Total Oregon	1,929,468
Pennsylvania — 7.1%
755,000	AAA	Conneaut, PA, School District GO, AMBAC-Insured, 9.500% due 5/1/12 (a)	852,342
3,710,000	AAA	Delaware River Port Authority Port District Project Refunding, Series A, FSA-Insured, 5.500% due 1/1/26*	4,022,382
1,000,000	Aaa(e)	Harrisburg, PA, Parking Authority Parking Revenue, FSA-Insured, 5.500% due 5/15/20	1,087,310

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             11

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Pennsylvania — 7.1% (continued)
$1,365,000	AA	Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian-Insured, 5.500% due 7/1/19	$1,466,447
1,000,000	AAA	Pennsylvania State IDA Revenue, Economic Development, AMBAC-Insured, 5.500% due 7/1/21	1,095,840
65,000	AAA	Philadelphia, PA, Hospital Authority Revenue, Thomas Jefferson University Hospital, 7.000% due 7/1/08 (a)	66,968
1,000,000	AAA	Philadelphia, PA, School District, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/23 (d)	1,085,450
2,000,000	AAA	Philadelphia, PA, Water & Wastewater, Series B, FGIC-Insured, 5.250% due 11/1/14	2,162,080
1,350,000	AAA	Pittsburgh, PA, School District GO, FSA-Insured, 5.375% due 9/1/16	1,520,478
		Total Pennsylvania	13,359,297
Rhode Island — 0.6%
1,000,000	AA	Central Falls, RI, GO, Radian-Insured, 5.875% due 5/15/15	1,063,330
South Carolina — 3.2%
50,000	AAA	Anderson County, SC, Hospital Facilities Revenue, 7.125% due 8/1/07 (a)	51,006
1,445,000	AA	Charleston, SC, Waterworks & Sewer Revenue, 5.250% due 1/1/16	1,542,668
		Greenville County, SC, School District Installment Purchase Revenue, Building Equity Sooner for Tomorrow, Call 12/1/12 @ 101:
2,000,000	AA-	5.875% due 12/1/19 (d)	2,246,120
2,000,000	AA-	6.000% due 12/1/21 (d)	2,259,280
		Total South Carolina	6,099,074
South Dakota — 1.4%
2,400,000	Aa2(e)	Minnehana County, SD, GO, Limited Tax Certificates, Call 12/1/10 @ 100, 5.625% due 12/1/20 (d)	2,550,432
Tennessee — 0.4%
460,000	AAA	Jackson, TN, Water & Sewer Revenue, 7.200% due 7/1/12 (a)	499,008
310,000	Baa1(e)	McMinnville, TN, Housing Authority Revenue, Refunding First Mortgage Beersheba Heights, 6.000% due 10/1/09	317,108
		Total Tennessee	816,116
Texas — 13.0%
5,140,000	AAA	Austin Texas Electirc Utility System Revenue, Refunding, Series A, AMBAC-Insured, 5.000% due 11/15/19 (f)	5,572,737
2,000,000	Aa3(e)	Brazos River, TX, Harbor Navigation District, BASF Corp. Project, 6.750% due 2/1/10	2,176,300
2,000,000	AAA	Dallas, TX, Area Rapid Transit Sales Tax Revenue, Senior Lien, AMBAC-Insured, 5.375% due 12/1/16	2,140,700
		Dallas-Fort Worth, TX:
1,500,000	CCC+	International Airport Facility, Improvement Corp. Revenue, Refunding, American Airlines, Series C, 6.150% due 11/1/07 (b)(c)(h)	1,515,225
1,000,000	AAA	International Airport Revenue, Refunding, Series B, FSA-Insured, 5.500% due 11/1/20	1,087,960
		El Paso County, TX, Housing Finance Corp.:
270,000	Baa3(e)	La Plaza Apartments, Subordinated Series C, 8.000% due 7/1/30	277,506

See Notes to Financial Statements.

12            Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Texas — 13.0% (continued)
$360,000	A3(e)	MFH Revenue, Series A, American Village Communities, 6.250% due 12/1/24	$381,449
		El Paso, TX, Water & Sewer Revenue, Refunding & Improvement, Series A, FSA-Insured:
45,000	AAA	6.000% due 3/1/15	49,684
955,000	AAA	Call 3/1/12 @ 100, 6.000% due 3/1/15 (d)	1,060,069
2,000,000	AA	Fort Worth, TX, Water & Sewer Revenue, Call 2/15/12 @ 100, 5.625% due 2/15/17 (d)	2,178,780
1,000,000	AAA	Harris County, TX, Hospital District Revenue, MBIA-Insured, 6.000% due 2/15/15	1,075,690
5,000,000	AAA	Houston, TX Independent School District, GO, Refunding Ltd., Tax Series A, PSF-GTD, 5.000% due 8/15/17 (f)	5,478,650
1,000,000	AAA	Southwest Higher Education Authority Inc., Southern Methodist University Project, AMBAC-Insured, 5.500% due 10/1/19	1,083,670
230,000	Aaa(e)	Tarrant County, TX, Hospital Authority Revenue, Adventist Health System-Sunbelt, 10.250% due 10/1/10 (a)	261,147
175,000	AAA	Texas State Department Housing Community Affairs Home Mortgage Revenue, RIBS Series C-2, GNMA/FNMA/FHLMC-Collateralized, 9.714% due 1/25/07 (b)(l)	176,851
		Total Texas	24,516,418
Utah — 1.7%
1,580,000	Aaa(e)	Salt Lake & Sandy, UT, Metropolitan Water District Revenue, Series A, AMBAC-Insured, 5.000% due 7/1/24	1,684,596
		Spanish Fork City, UT, Water Revenue, FSA-Insured:
1,135,000	Aaa(e)	5.500% due 6/1/16	1,234,267
350,000	Aaa(e)	Call 6/1/12 @ 100, 5.500% due 6/1/16 (d)	381,686
		Total Utah	3,300,549
Washington — 1.9%
1,250,000	Aaa(e)	Cowlitz County, WA, School District, No. 122 Longview, FSA-Insured, 5.500% due 12/1/19	1,352,438
2,000,000	AAA	Energy Northwest Washington Electric Revenue, Project No. 3, Series A, FSA-Insured, 5.500% due 7/1/18	2,152,640
		Total Washington	3,505,078
West Virginia — 0.1%
95,000	AAA	Cabell Putnam & Wayne Counties, WV, Single - Family Residence Mortgage Revenue, FGIC-Insured, 7.375% due 4/1/10 (a)	99,756
Wisconsin — 1.2%
2,000,000	BBB	La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project, Series A, 6.000% due 11/1/21 (b)	2,185,480
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $179,116,742)	185,329,891
SHORT-TERM INVESTMENTS (m) — 1.2%
Florida — 0.3%
600,000	A-1+	Gainesville, FL, Utilities System Revenue, Series C, SPA-SunTrust Bank, 3.950%, 1/2/07	600,000

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             13

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Nevada — 0.4%
$700,000	VMIG1(e)	Las Vegas Valley, NV, Water District, GO, Water Improvement, Series C, SPA-Dexia Credit Local, 4.000%, 1/2/07	$700,000
New York — 0.5%
900,000	A-1+	New York City, NY, GO, Subordinated Series H-4, LOC-Bank of New York, 3.920%, 1/2/07	900,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $2,200,000)	2,200,000
		TOTAL INVESTMENTS — 100.0% (Cost — $181,316,742#)	$187,529,891

‡               All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)         Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(b)         Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)         Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(d)         Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(e)         Rating by Moody’s Investors Service. All ratings are unaudited.

(f)          All or a portion of this security is segregated for open futures contracts.

(g)         Security is currently in default.

(h)         Maturity date shown represents the mandatory tender date.

(i)           Residual interest tax-exempt securities–coupon varies inversely with level of short-term tax-exempt interest rates.

(j)          Rating by Fitch Ratings Service. All ratings are unaudited.

(k)          All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)           Residual interest bonds–coupon varies inversely with level of short-term tax-exempt interest rates.

(m)      Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

*            Security represents participation in a trust that issued inverse floaters and secured borrowings, which are disclosed as floating rate notes in the accompanying statement of assets and liabilities (See Note 1).

**     Inverse floating rate security for which the stated interest rate represents the rate in effect at December 31, 2006.

#               Aggregate cost for federal income tax purposes is $181,351,967.

See pages 16 and 17 for definitions of ratings.

Abbreviations used in this schedule:

ACA	– American Capital Assurance
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
DFA	– Development Finance Agency
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company
FHLMC	– Federal Home Loan Mortgage Corporation
FNMA	– Federal National Mortgage Association
FSA	– Financial Security Assurance
GNMA	– Government National Mortgage Association
GO	– General Obligation
GTD	– Guaranteed
HEFA	– Health & Educational Facilities Authority
IDA	– Industrial Development Authority
INDLC	– Industrial Indemnity Company
LOC	– Letter of Credit
MBIA	– Municipal Bond Investors Assurance Corporation
MFH	– Multi-Family Housing
PSF	– Permanent School Fund
RIBS	– Residual Interest Bonds
RITES	– Residual Interest Tax-Exempt Securities
Radian	– Radian Assets Assurance
SPA	– Standby Bond Purchase Agreement
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See Notes to Financial Statements.

14            Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Summary of Investments by Industry†

Pre-Refunded	16.6%
General Obligation	16.6
Hospitals	11.4
Utilities	10.3
Transportation	9.0
Education	9.0
Escrowed to Maturity	8.3
Pollution Control	4.4
Water & Sewer	2.7
Tax Allocation	2.3
Life Care Systems	2.3
Miscellaneous	2.0
Industrial Development	1.4
Tobacco	1.1
Public Facilities	1.1
Housing: Multi-Family	0.8
Solid Waste	0.7
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of December 31, 2006 and are subject to change.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             15

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

16            Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Bond Ratings (unaudited) (continued)

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             17

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $181,316,742)	$187,529,891
Cash	29,340
Interest receivable	3,006,493
Receivable for securities sold	921,142
Receivable from broker — variation margin on open futures contracts	25,625
Receivable from manager	3,292
Prepaid expenses	3,011
Total Assets	191,518,794
LIABILITIES:
Floating rate notes issued in structured transactions (Note 1)	4,355,000
Investment management fee payable	87,551
Distributions payable to auction rate cumulative preferred stockholders	32,109
Deferred compensation payable	16,376
Directors’ fees payable	7,735
Accrued expenses	93,272
Total Liabilities	4,592,043
Series M Municipal Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share) (Note 4)	50,000,000
Total Net Assets	$136,926,751

NET ASSETS:
Par value ($0.001 par value; 14,032,784 shares issued and outstanding; 100,000,000 shares authorized)	$14,033
Paid-in capital in excess of par value	141,521,690
Undistributed net investment income	71,765
Accumulated net realized loss on investments and futures contracts	(11,130,302)
Net unrealized appreciation on investments and futures contracts	6,449,565
Total Net Assets	$136,926,751

Shares Outstanding	14,032,784
Net Asset Value	$ 9.76

See Notes to Financial Statements.

18            Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Interest	$9,481,886

EXPENSES:
Investment management fee (Note 2)	1,023,961
Interest Expense (Note 1)	160,812
Auction participation fees (Note 4)	126,138
Shareholder reports	50,818
Legal fees	47,185
Transfer agent fees	44,138
Stock exchange listing fees	40,148
Audit and tax	31,094
Directors’ fees	14,721
Custody fees	7,333
Insurance	4,468
Miscellaneous expenses	14,345
Total Expenses	1,565,161
Less: Fee waivers and/or expense reimbursements (Note 2)	(7,401)
Net Expenses	1,557,760
Net Investment Income	7,924,126
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(274,434)
Futures contracts	919,181
Net Realized Gain	644,747
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(552,071)
Futures contracts	1,248,135
Change in Net Unrealized Appreciation/Depreciation	696,064
Net Gain on Investments and Futures Contracts	1,340,811
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 4)	(1,743,031)
Increase in Net Assets From Operations	$7,521,906

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             19

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$7,924,126	$8,125,424
Net realized gain (loss)	644,747	(2,844,670)
Change in net unrealized appreciation/depreciation	696,064	(1,277,930)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(1,743,031)	(1,206,809)
Increase in Net Assets From Operations	7,521,906	2,796,015
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS FROM (NOTE 1):
Net investment income	(6,146,360)	(7,788,195)
Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(6,146,360)	(7,788,195)
Increase (Decrease) in Net Assets	1,375,546	(4,992,180)
NET ASSETS:
Beginning of year	135,551,205	140,543,385
End of year *	$136,926,751	$135,551,205

* Includes undistributed net investment income of:	$ 71,765	$ 42,766

See Notes to Financial Statements.

20            Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Year	$9.66		$10.02		$10.26		$10.27		$10.21
Income (Loss) From Operations:
Net investment income	0.56		0.56		0.64		0.68		0.68
Net realized and unrealized gain (loss)	0.10		(0.27)		(0.23)		(0.03)		0.07
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.12)		(0.09)		(0.04)		(0.05)		(0.05)
Total Income From Operations	0.54		0.20		0.37		0.60		0.70
Underwriting Commissions and Offering Expenses for the Issuance of Municipal Auction Rate Cumulative Preferred Stock	—		—		—		—		(0.06)
Distributions Paid to Common Stock Shareholder From:
Net investment income	(0.44)		(0.56)		(0.61)		(0.61)		(0.58)
Total Distributions	(0.44)		(0.56)		(0.61)		(0.61)		(0.58)
Net Asset Value, End of Year	$9.76		$9.66		$10.02		$10.26		$10.27
Market Price, End of Year	$9.00		$8.60		$9.36		$10.19		$9.56
Total Return, Based on NAV(1)	6.17%		2.41%		3.99%		6.22%		6.73%
Total Return, Based on Market Price(1)	9.97%		(2.40)%		(2.19)%		13.33%		4.03%
Net Assets, End of Year (millions)	$137		$136		$141		$144		$144
Ratios to Average Net Assets:(2)
Net expenses	1.14	%(3)	1.23	%(4)	1.14	%(4)	1.13	%(4)	1.13	%(4)
Net expenses, excluding interest	1.03	(3)	1.12		1.07		1.07		1.08
Net investment income	5.82		5.89		6.34		6.55		6.59
Portfolio Turnover Rate	7%		18%		32%		21%		49%
Auction Rate Cumulative Preferred Stock:(5)
Total Amount Outstanding (000s)	$50,000		$50,000		$50,000		$50,000		$50,000
Asset Coverage Per Share	93,463		92,776		95,272		96,840		96,942
Involuntary Liquidating Preference Per Share(6)	25,000		25,000		25,000		25,000		25,000
Average Market Value Per Share(6)	25,000		25,000		25,000		25,000		25,000

(1)

The total return calculation assumes that all distributions, including returns of capital, if any, are reinvested in accordance with the Fund’s dividend reinvestment plan. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(2)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(3)

Reflects fee waivers and/or expense reimbursements. Without these fee waivers and/or expense reimbursements the ratio for net expenses and net expenses, excluding interest would have been 1.15% and 1.03%, respectively.

(4)	Ratio for 2002 through 2005 were changed to reflect a correction of an immaterial amount.
(5)	On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock at $25,000 per share.
(6)	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             21

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Assert Intermediate Muni Fund Inc. (formerly known as Intermediate Muni Fund, Inc.) (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts.  The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Inverse Floaters.  The Fund may participate either in structuring an inverse floater or purchasing an inverse floater in the secondary market. An inverse floater generally has a floating or variable rate of interest that moves in the opposite direction of market interest rates. So, when short term interest rates move in an upward direction, the interest rate paid on the inverse floater decreases, and vice versa when market interest rates decrease. Inverse floaters also generally respond more rapidly to market interest rate changes than fixed rate securities. Inverse floaters are subject to interest rate and leveraging risks.

22            Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

When structuring an inverse floater, the Fund will transfer to a trust fixed-rate tax-exempt municipal bonds purchased by the Fund. The trust then typically issues two traunches of variable rate securities that are collateralized by the cash flows of the fixed-rate tax-exempt municipal bonds. The two traunches are known as an inverse floater and a variable rate demand obligation (“VRDO”). The VRDO pays interest based on a floating rate set by a remarketing agent at predetermined intervals. The inverse floater, also known as a residual interest tax-exempt security (a “RITES”), is transferred to the Fund, which receives interest based on the remaining cash flow of the trust, after payment of interest on the VRDO and various expenses of the trust. When structuring an inverse floater, the Fund would also be required to retain the municipal bond on its balance sheet and recognize a liability for the VRDO traunch of the trust, along with the periodic interest expense associated with the VRDO. Both the municipal bond and the VRDO are marked to market when the Fund determines its net asset value.

When the Fund purchases an inverse floater in the secondary market, it is required to mark the inverse floater to market when determining net asset value. Interest income is accrued as earned and unrealized gains or losses are recognized when marked to market.

As of December 31, 2006, the Fund held $9,403,782 of municipal bonds that represent participation in three trusts which issued $4,355,000 of secured borrowings, with a weighted average interest rate of 3.69%. The Fund recognized related interest income of $314,488 and interest expense of $160,812. Also, as of December 31, 2006 the Fund held an inverse floater that was acquired in the secondary market.

(d) Security Transactions and Investment Income.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders.  Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Municipal Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(f) Net Asset Value.  The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             23

Notes to Financial Statements (continued)

liquidation value (i.e., $25,000 per outstanding share) of the Municipal Auction Rate Cumulative Preferred Stock.

(g) Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$ (5,736)	$ 5,736

(a)  Reclassifications are primarily due to differences between book and tax amortization of market discount on fixed income securities.

2.  Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.55% of the Fund’s average daily net assets. For purposes of calculating the investment management fee, the aggregate liquidation value of the Municipal Auction Rate Cumulative Preferred Stock is not deducted in determining the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended December 31, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $4,109. In addition, during the year ended December 31, 2006, the Fund was reimbursed for expenses amounting to $3,292.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Director”) to defer the receipt of all or a

24            Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

portion of the directors’ fees earned until a later date specified by the Director. The deferred fees earn a return based on notional investments selected by the Director. The balance of the deferred fees payable may change depending upon the investment performance. Any gains earned or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of December 31, 2006, the Fund had accrued $16,376 as deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 16,145,660
Sales	11,775,885

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 6,955,754
Gross unrealized depreciation	(777,830)
Net unrealized appreciation	$ 6,177,924

At December 31, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. 10 Year Treasury Notes	205	3/07	$ 22,267,510	$ 22,031,094	$ 236,416

4.  Municipal Auction Rate Cumulative Preferred Stock

On January 28, 2002, the Fund issued 2,000 shares of Series M Municipal Auction Rate Cumulative Preferred Stock (“ARCPS”). The underwriting discount of $500,000 and offering expenses of $278,731 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock for the year ended December 31, 2002. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 3.05% to 3.95% during the year ended December 31, 2006. At December 31, 2006, the dividend rate was 3.95%.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             25

Notes to Financial Statements (continued)

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay distributions to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended December 31, 2006, CGM earned $126,138 as a participating broker/dealer.

5. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2006	2005
Distributions Paid From:
Tax-Exempt Income	$ 7,889,391	$ 8,873,115
Ordinary Income	—	121,889
Total Distributions Paid	$ 7,889,391	$ 8,995,004

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$84,082
Capital loss carryforward*	(10,858,660)
Other book/tax temporary differences(a)	(248,734)
Unrealized appreciation/(depreciation)(b)	6,414,340
Total accumulated earnings/(losses) — net	$(4,608,972)

*            During the taxable year ended December 31, 2006, the Fund utilized $1,897,058 of its capital loss carryover available from prior years. As of December 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2007	$(37,522)
12/31/2008	(513,580)
12/31/2010	(4,046,539)
12/31/2011	(569,469)
12/31/2012	(3,529,445)
12/31/2013	(2,162,105)
$(10,858,660)

26            Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

These amounts will be available to offset any future taxable capital gains.
(a)

Other book/tax temporary differences are attributable primarily to the difference the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for market discount on fixed income securities.

6.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             27

Notes to Financial Statements (continued)

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet

28            Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Western Asset Intermediate Muni Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate Muni Fund Inc. (formerly Intermediate Muni Fund, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Intermediate Muni Fund Inc. as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

30            Western Asset Intermediate Muni Fund Inc. 2006 Annual Report

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Period	AMEX Closing Price*	Net Asset Value*	Distributions Paid	Reinvestment Price
Fiscal Year 2005
January	$9.46	$10.01	$0.051	$9.47
February	9.44	9.97	0.051	9.46
March	9.10	9.86	0.051	9.14
April	9.27	9.90	0.051	9.26
May	9.29	9.81	0.051	9.33
June	9.67	9.77	0.051	9.60
July	9.68	9.77	0.043	9.71
August	9.23	9.74	0.043	9.27
September	9.07	9.73	0.043	8.29
October	8.85	9.70	0.040	8.95
November	8.59	9.70	0.040	8.72
December	8.60	9.66	0.040	8.65

Fiscal Year 2006
January	8.74	9.69	0.037	8.78
February	8.91	9.69	0.037	8.87
March	8.80	9.65	0.037	8.92
April	8.57	9.65	0.037	8.69
May	8.56	9.67	0.037	8.69
June	8.48	9.58	0.037	8.52
July	8.64	9.65	0.037	8.55
August	8.82	9.75	0.037	8.99
September	8.90	9.77	0.037	8.95
October	8.85	9.80	0.035	8.94
November	8.95	9.82	0.035	8.92
December	9.00	9.76	0.035	9.01

*On the last business day of the month.

Western Asset Intermediate Muni Fund Inc. 2006 Annual Report             31

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Western Asset Intermediate Muni Fund Inc. (formerly known as Intermediate Muni Fund, Inc.) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1993	Retired	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1990	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1996	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1993	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL 33455 Birth Year: 1930	Director	Since 1993	Retired	27	None

32            Western Asset Intermediate Muni Fund Inc

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Directors:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None
Officers:
Robert J. Brault Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)

				N/A	N/A

Western Asset Intermediate Muni Fund Inc            33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

34            Western Asset Intermediate Muni Fund Inc

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the AMEX or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such NAV. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve plan participants of any income tax that may be payable on the distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Western Asset Intermediate Muni Fund Inc            35

Dividend Reinvestment Plan (unaudited) (continued)

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

36            Western Asset Intermediate Muni Fund Inc

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund to common and municipal auction rate cumulative preferred shareholders during the taxable year ended December 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

Western Asset Intermediate Muni Fund Inc            37

Western Asset Intermediate
Muni Fund Inc.

DIRECTORS	INVESTMENT MANAGER
Lee Abraham	Legg Mason Partners Fund
Jane F. Dasher	Advisor, LLC
Donald R. Foley
R. Jay Gerken, CFA	SUBADVISER
Chairman	Western Asset Management
Richard E. Hanson, Jr.	Company
Paul Hardin
Roderick C. Rasmussen	CUSTODIAN
John P. Toolan	State Street Bank and Trust
Company
OFFICERS
R. Jay Gerken, CFA	TRANSFER AGENT
President and Chief	American Stock Transfer &
Executive Officer	Trust Company
59 Maiden Lane
Robert J. Brault	New York, New York 10038
Chief Financial Officer
and Treasurer
INDEPENDENT
Ted P. Becker	REGISTERED PUBLIC
Chief Compliance Officer	ACCOUNTING FIRM
KPMG LLP
Robert I. Frenkel	345 Park Avenue
Secretary and Chief Legal Officer	New York, New York 10154

This report is intended only for the		Western Asset Intermediate
shareholders of Western Asset		Muni Fund Inc.
Intermediate Muni Fund Inc. It is not
a Prospectus, circular or representation		WESTERN ASSET INTERMEDIATE MUNI FUND INC.
intended for use in the purchase		Legg Mason Partners Funds
or sale of shares of the Fund or of		125 Broad Street
any securities mentioned in the		10th Floor, MF-2
report.		New York, New York 10004

www.leggmason.com/InvestorServices
The Fund files its complete schedule of portfolio holdings with the
©2007 Legg Mason Investor		Securities and Exchange Commission for the first and third quarters
Services, LLC		of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available
Member NASD, SIPC		on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference
American Stock Transfer &		Room in Washington, D.C., and information on the operation of the
Trust Company		Public Reference Room may be obtained by calling 1-800-SEC-0330.
59 Maiden Lane		To obtain information on Form N-Q from the Fund, shareholders can
New York, New York 10038		call Legg Mason Partners Shareholder Services at 1-800-45 1-2010.

WAS04016 12/06	SR07-255	Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-45 1-2010,
(2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.     CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane F. Dasher, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the audit committee financial expert.  Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $17,500 in 2005 and $19,500 in 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $10,000 in 2005 and $10,000 in 2006. These services consisted of procedures performed in connection with the Agreed Upon Procedures for the calculations pursuant to the Fund’ Articles Supplementary Creating and Fixing the Rights of Municipal Auction Rate Cumulative Preferred Stock.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Intermediate Municipal Fund, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,300 in 2005 and $2,500 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 on behalf of the Western Asset Intermediate Municipal Fund, Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Intermediate Municipal Fund, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Intermediate Municipal Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Intermediate Municipal Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Intermediate Municipal Fund, Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes.  Western Asset Intermediate Municipal Fund, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Intermediate Municipal Fund, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                     AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)  Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

John Toolan

Lee Abraham

b) Not applicable

ITEM 6.                                                     SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (i)(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Joseph P. Deane Western Asset Management (“WAM”) 399 Park Avenue New York, NY 10022 Birth year: 1947	Since 2006	Co-portfolio manager of the fund; Managing Director of Citigroup Asset Management 1993-2005; employee of WAM since 2005

David T. Fare WAM 399 Park Avenue New York, NY 10022 Birth year: 1962	Since 2006	Co-portfolio manager of the fund; Managing Director of Citigroup Asset Management 1989-2005; employee of WAM since 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect  to the fund’s portfolio managers for the fund. Unless noted otherwise, all  information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for  which the fund’s portfolio managers have day-to-day management responsibilities  and the total assets in such accounts, within each of the following categories:  registered investment companies, other pooled investment vehicles, and other  accounts. For each category, the number of accounts and total assets in the  accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Joseph P. Deane	32registered investment companies with $18.56 billion in total assets under management	1 Other pooled investment vehicles with $7.9 billion in l assets under management	16 Other accounts with $948 million in total assets under management*

David T. Fare	32 registered investment companies with $18.56 billion in total assets under management	1 Other pooled investment vehicles with $7.9 in assets under management	16 Other accounts with $948 million in total assets under management*

*	Includes 96 account managed, totaling $31 billion, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4):

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Joseph P. Deane	none
David T. Fare	none

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a)(1)                                                                    Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)                                                                    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)                                                                                 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Intermediate Muni Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	March 9, 2007

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Western Asset Intermediate Muni Fund Inc.

Date:	March 9, 2007